PART C.  OTHER INFORMATION

Item 23: Exhibits:

               (a) Articles of Incorporation:

                         (1) Declaration of Trust of the Registrant dated August
                    10, 1995, filed with Registrant's initial Registration Statement on Form N-1A and incorporated by reference herein.

                         (2) Establishment and Designation of Shares of Beneficial Interest, $.01 Par Value Per Share, filed with Registrant's initial Registration Statement on Form N-1A and incorporated by reference herein.

                         (3) Trustee's Certificate dated February 9, 1998, pertaining to termination of Weiss Intermediate Treasury Fund, filed with Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

                         (4) Redesignation of Series of Shares of Beneficial Interest (Weiss Treasury Bond Fund redesignated as Weiss Millennium Opportunity Fund) and Establishment and Designation of Classes of Shares of Beneficial Interest (Class A and Class S shares of Weiss Millennium Opportunity Fund established), filed with Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

               (b) By-laws:

                         (1) By-Laws of the  Registrant  dated  August 10, 1995,
                    filed with Registrant's initial Registration Statement on Form N-1A and incorporated by reference herein.

               (c) Instruments Defining the Rights of Security Holders: Not applicable.

               (d) Investment Advisory Contracts:

                         (1) Investment Advisory Agreement between the Registrant, on behalf of Weiss Treasury Only Money Market Fund, and Weiss Money Management, Inc., filed with Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

                         (2) Investment Advisory Agreement between the Registrant, on behalf of Weiss Millennium Opportunity Fund, and Weiss Money Management, Inc., filed with Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

                         (3) Sub-Advisory Agreement between Weiss Money Management, Inc., with respect to Weiss Millennium Opportunity Fund, and Harvest Advisors, Inc., filed with Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

                         (4) Amended and Restated  Investment Advisory Agreement
                    between the Registrant, on behalf of Weiss Treasury Only Money Market Fund, and Weiss Money Management, Inc., filed with Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

                         (5) Sub-Advisory Agreement between Weiss Money Management, Inc., with respect to Weiss Millennium Opportunity Fund and Weiss Treasury Only Money Market Fund, and Delray Financial Corporation, filed with Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

               (e)  Underwriting Contracts:

                         (1) Distribution  Agreement  between the Registrant and
                    Weiss Funds, Inc., filed with Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

                         (2) Addendum to the Distribution  Agreement between the
                    Registrant and Weiss Funds, Inc., filed with Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

                         (3) Amendment to Distribution Agreement between the Registrant and Weiss Funds, Inc., filed with Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

               (f)  Bonus or Profit Sharing Contracts: Not applicable.

               (g)  Custodian Agreements:

                         (1) Custodian  Agreement between the Registrant and PNC
                    Bank, filed with Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

                         (2) Letter Agreement to Custodian Agreement between the
                    Registrant and PNC Bank, filed with Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

                         (3) Amendment to Custodian Agreement between the Registrant and PNC Bank, filed with Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

               (h)  Other Material Contracts:

                         (1) Transfer Agency and Service  Agreement  between the
                    Registrant and PFPC, Inc., filed with Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

                         (2) Letter  Agreement  to  Transfer  Agency and Service
                    Agreement between the Registrant and PFPC, Inc., filed with Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

                         (3) Administration and Accounting Services Agreement between the Registrant and PFPC, Inc., filed with Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

                         (4) Letter Agreement to  Administration  and Accounting
                    Services Agreement between the Registrant and PFPC, Inc., filed with Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

                         (5) Amendment to Transfer Agency and Service  Agreement
                    between the Registrant and PFPC, Inc., filed with Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

                         (6) Amendment to Administration and Accounting Services
                    Agreement between the Registrant and PFPC, Inc., filed with Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

                         (7) Letter Agreement to  Administration  and Accounting
                    Services Agreement between the Registrant and PFPC, Inc., filed with Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

                         (8) Amendment to Administration and Accounting Services
                    Agreement between the Registrant and PFPC, Inc., filed with Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

               (i) Legal Opinion: Opinion and consent of counsel filed with this Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A.

               (j) Other Opinions: Consent and report of independent public accountants filed with this Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A.

               (k) Omitted Financial Statements: Not applicable.

               (l) Initial Capital Agreements:

                         (1) Copy of Investment Representation Letter from Initial Shareholder, filed with Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

               (m) Rule 12b-1 Plan: Filed with Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

               (n) Rule 18f-3 Plan: Filed with Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

               (p) Code of Ethics:

                         (1) Code of Ethics of Registrant, Weiss Money Management, Inc. and Weiss Funds, Inc. filed with Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

                         (2) Code of Ethics of Harvest Advisors, Inc. filed with
                    Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

                         (3) Code of  Ethics  of  Delray  Financial  Corporation
                    filed with Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

Item 24. Persons Controlled by or Under Common Control with the Fund: Not applicable.

Item 25. Indemnification:

                    A policy of insurance covering Weiss Money Management, Inc. and the Registrant insures the Registrant's trustees and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

                    Reference is made to Article IV of the Registrant's Declaration of Trust, dated August 10, 1995, filed with the Registrant's initial Registration Statement on Form N-1A and incorporated by reference herein.

Item 26. Business and Other Connections of Investment Adviser:

                    Reference is made to the Form ADV dated December 14, 2001 of Weiss Money Management, Inc. (SEC File No. 801-33726), investment adviser to Registrant's series. The information required by this Item 26 is incorporated by reference to such Form ADV.

Item 27. Principal Underwriters:

                    (a) Not applicable.

   (b)   Name,
         Business               Positions and Offices    Positions and Offices
         Address                with Underwriter         with Registrant

         Martin D. Weiss(1)     Director                 Trustee and President

         Steve Chapman(1)       President                None

         Dana Nicholas(1)       Secretary                Trustee, Vice President
                                                               and Secretary


                  (1)      4176 Burns Road
                           Palm Beach Gardens, FL  33410.

                  (c)      Not applicable.

Item 28. Location of Accounts and Records:

                    Weiss Money Management, Inc., 4176 Burns Road, Palm Beach Gardens, Florida 33410; PFPC Inc., Bellevue Park Corporate Center, 103 Bellevue Parkway, Wilmington, Delaware 19809; PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153.

Item 29. Management Services:  Not applicable.

Item 30. Undertakings:  Not applicable.